                                                                   Exhibit 10.74

                    SECOND AMENDMENT TO AMENDED AND RESTATED
                      REVOLVING CREDIT AGREEMENT AND WAIVER

          This Second Amendment to Amended and Restated Revolving Credit Agreement and Waiver (this "Amendment") is entered into as of May 18, 2001,
                            ---------
among TeleTech Holdings, Inc., a Delaware corporation (the "Company"), the
                                                            -------
several financial institutions from time to time party to the Credit Agreement (as defined herein) (collectively, the "Lenders"; individually, a "Lender"), and
                                        -------                    ------
Bank of America, N.A., as agent for the Lenders (in such capacity, the "Administrative Agent").
 --------------------

                                    RECITALS:

          WHEREAS, the Company, the Lenders, the Administrative Agent and the Co-Agents named therein have entered into that certain Amended and Restated Revolving Credit Agreement dated as of March 24, 2000 (as heretofore amended and as the same may be further amended or modified from time to time, the "Credit
                                                                       ------
Agreement");
---------

          WHEREAS, the Company, the Lenders and the Administrative Agent have determined that the Credit Agreement should be amended in certain respects and to make certain other changes agreed to by the parties; and

          WHEREAS, the Company has requested a waiver of, and the undersigned Lenders wish to waive, certain provisions of the Credit Agreement on the terms and conditions set forth below;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

     1.   Definitions. Capitalized terms used but not otherwise defined herein
          -----------
shall have the meanings ascribed to such terms in the Credit Agreement.

     2.   Amendments to Credit Agreement. The Credit Agreement is hereby
          ------------------------------
amended, effective on the date this Amendment becomes effective in accordance with Section 4 hereof, as follows:
     ---------

          (a) The definition of "Applicable Commitment Fee Percentage" in
     Article I of the Credit Agreement shall be amended and restated to read as follows:

          "Applicable Commitment Fee Percentage" means (a) with respect to the
           ------------------------------------
     Tranche A Commitment Amount, .125% and (b) with respect to the Tranche B Commitment Amount, subject to the last sentence of this definition, for any period, the applicable of the following percentages in effect with respect to such period as the Debt to EBITDAR Ratio of the Company shall fall within the indicated ranges:

     -----------------------------------------------------
     Debt to EBITDAR Ratio                  Commitment Fee
     -----------------------------------------------------
     GREATER THAN OR EQUAL 2.50 to 1.0          0.40%
     -----------------------------------------------------
     GREATER THAN OR EQUAL 2.0 to 1.0 and       0.35%
                **2.50 to 1.0
     -----------------------------------------------------
     GREATER THAN OR EQUAL 1.0 to 1.0 and       0.30%
                **2.0 to 1.0
     -----------------------------------------------------
                **1.0 to 1.0                    0.25%
     -----------------------------------------------------

     The Debt to EBITDAR Ratio shall be calculated by the Company as of the end of each fiscal quarter and shall be reported to the Administrative Agent pursuant to a Compliance Certificate executed by a Responsible Officer of the Company and delivered pursuant to subsection 7.02(b) hereof. The
                                           -----------------
     Applicable Commitment Fee Percentage with respect to the Tranche B Commitment Amount shall be adjusted, if necessary, on the third Business Day after the delivery of such certificate; provided, that if such
                                                 --------
     certificate, together with the financial statements to which such certificate relates, is not delivered to the Administrative Agent by the fifth Business Day after the date on which the related financial statements are due to be delivered to the Administrative Agent pursuant to subsection
                                                                     ----------
     7.01(a) or (b), then, from such fifth Business Day until the third Business
     ------     ---
     Day after delivery of such certificate, the Applicable Commitment Fee Percentage with respect to the Tranche B Commitment Amount shall be equal to 0.40%. From the Second Amendment Effective Date until adjusted as described above, the Applicable Commitment Fee Percentage with respect to the Tranche B Commitment Amount shall be equal to 0.30%.

          (b) The definition of "Applicable Margin" in Article I of the Credit Agreement shall be amended and restated to read as follows:

          "Applicable Margin" means (a) with respect to Tranche A Loans, .225%
           -----------------
     per annum and (b) with respect to Tranche B Loans, subject to the last sentence of this definition, for any period, the applicable of the following percentages in effect with respect to such period as the Debt to EBITDAR Ratio of the Company shall fall within the indicated ranges:

     ---------------------------------------------------------
     Debt to EBITDAR Ratio                   Applicable Margin
     ---------------------------------------------------------

     GREATER THAN OR EQUAL 2.5 to 1.0             1.625%
     ---------------------------------------------------------
     GREATER THAN OR EQUAL 2.0 to 1.0 and         1.375%
              **2.50 to 1.0
     ---------------------------------------------------------
     GREATER THAN OR EQUAL 1.0 to 1.0 and         1.125%
              **2.0 to 1.0
     ---------------------------------------------------------

** = Less than

     ---------------------------------------------------------
     Debt to EBITDAR Ratio                   Applicable Margin
     ---------------------------------------------------------
     GREATER THAN OR EQUAL 0.5 to 1.0 and         0.875%
              **1.0 to 1.0
     ---------------------------------------------------------
              **0.5 to 1.0                        0.625%
     ---------------------------------------------------------

** = Less than

     The Debt to EBITDAR Ratio shall be calculated by the Company as of the end of each fiscal quarter and shall be reported to the Administrative Agent pursuant to a Compliance Certificate executed by a Responsible Officer of the Company and delivered pursuant to subsection 7.02(b). The Applicable
                                           -----------------
     Margin with respect to Tranche B Loans shall be adjusted, if necessary, on the third Business Day after the delivery of such certificate, with such adjustment to apply to all Interest Periods then outstanding and beginning thereafter until the next adjustment date; provided, that if such
                                                --------
     certificate, together with the financial statements to which such certificate relates, is not delivered to the Administrative Agent by the fifth Business Day after the date on which the related financial statements are due to be delivered to the Administrative Agent pursuant to subsection
                                                                     ----------
     7.01(a) or (b), then, from such fifth Business Day until the third Business
     ------     ---
     Day after delivery of such certificate, the Applicable Margin with respect to Tranche B Loans shall be equal to 1.625%. From the Second Amendment Effective Date until adjusted as described above, the Applicable Margin with respect to the Tranche B Loans shall be equal to 1.125%.

          (c) The definition of "Restricted Subsidiary" in Article I of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          "Restricted Subsidiary" means any Subsidiary designated as such by the
           ---------------------
     Company with the consent of the Administrative Agent and each Lender.

          (d) The definition of "Subsidiary" in Article I of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          "Subsidiary" of a Person means any corporation, association,
           ----------
     partnership, limited liability company, joint venture or other business entity of which more than 50% of the voting stock, membership interests or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Company. Notwithstanding the foregoing, (a) "Subsidiary" shall not include any Restricted Subsidiary and (b) solely for the purpose of determining compliance with Sections 8.16, 8.17, 8.18 and
                                                -------------  ----  ----
     8.19 of this Agreement, "Subsidiary" shall not include the Ford Joint
     ---
     Venture.

          (e) Article I of the Credit Agreement shall be amended by adding the following new definitions thereto in alphabetical order:

          "Consolidated Net Worth" means, as of any date of determination, for
           ----------------------
     the Company and its Subsidiaries on a consolidated basis, shareholders' equity of the Company and its Subsidiaries on that date determined in accordance with GAAP.

          "Dry Creek Property" means the real estate owned by TeleTech Services
           ------------------
     Corporation, a Colorado corporation, and located at 9201 East Dry Creek Road, Englewood, Colorado and all improvements thereon.

          "Second Amendment Effective Date" means May 18, 2001.
           -------------------------------

          (f) Section 8.02 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          8.02 Disposition of Assets. The Company shall not, and shall not
               ---------------------
     suffer or permit any Subsidiary to, directly or indirectly, (x) issue any equity interests of any Subsidiary to any Person which is not the Company or a Subsidiary or (y) sell, assign, lease (as lessor), convey, transfer or otherwise dispose of (whether in one or a series of transactions) any property (including accounts and notes receivable, with or without recourse) or enter into any agreement to do any of the foregoing, except:

               (a) dispositions of inventory, or used, worn-out or surplus equipment, all in the ordinary course of business;

               (b) the sale of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment, or the proceeds of such sale are reasonably promptly applied to the purchase price of such replacement equipment;

               (c) the license or sale of software or other proprietary assets of the Company and its Subsidiaries to their clients in the ordinary course of business;

               (d) disposition of the Dry Creek Property;

               (e) dispositions by Contact Center Holdings, S.L. of accounts receivable made pursuant to an SP (Spanish Peseta) 1,587,545,036.32 factoring line with Banco Bilbao Vizcaya Factoring; and

               (f) dispositions not otherwise permitted hereunder which are made for fair market value; provided, that (i) at the time of any
                                 --------
          disposition, no Event of Default shall exist or shall result from such disposition, (ii) the aggregate sales price from such disposition shall be paid in cash, and (iii) the aggregate value of all assets so sold by the Company and its Subsidiaries, together, shall not exceed in any fiscal year $10,000,000.

          (g) Section 8.04 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          8.04 Loans and Investments. The Company shall not purchase or acquire,
               ---------------------
     or suffer or permit any Subsidiary to purchase or acquire, or make any commitment therefor, any capital stock, equity interest, or any obligations or other securities of, or any interest in, any Person, or make or commit to make any Acquisitions, or make or commit to make any advance, loan, extension of credit or capital contribution to or any other investment in, any Person including any Affiliate of the Company (together, "Investments"), except for:
      -----------

               (a) Investments held by the Company or Subsidiary in the form of
          (i) Cash Equivalents or (ii) debt obligations of United States corporations rated BBB or better by Standard & Poor's Ratings Group or Baa or better by Moody's Investors Services, Inc. and maturing within one year from the date of investment;

               (b) extensions of credit in the nature of accounts receivable, notes receivable or other trade credit arising from the sale or lease of goods or services in the ordinary course of business;

               (c) extensions of credit by the Company to any of its Wholly-Owned Subsidiaries or by any of its Wholly-Owned Subsidiaries to another of its Wholly-Owned Subsidiaries;

               (d) Investments constituting Permitted Swap Obligations or payments or advances under Swap Contracts relating to Permitted Swap Obligations;

               (e) advances to employees in an aggregate amount not to exceed $3,000,000 at any time outstanding;

               (f) Permitted Acquisitions as permitted under Sections 8.19 and
                                                             -------------
          8.20;
          ----

               (g) Investments in Wholly-Owned Subsidiaries;

               (h) Investments in Joint Ventures permitted hereunder which are not Restricted Subsidiaries in an aggregate amount not in excess of $2,000,000 after the Restatement Date;

               (i) Investments in the Ford Joint Venture in an amount not to exceed $30,000,000 in the aggregate after the Restatement Date, so long as (i) no Default or Event of Default has occurred and is continuing or would occur after giving effect thereto (determined in respect of Sections 8.16, 8.17, 8.18 and 8.19 on a pro forma basis as
                     -------------  ----  ----     ----
          of the last day of the previous fiscal quarter) and (ii) the Investments made in the Ford Joint Venture in fiscal year 2000 do not exceed $20,000,000;

               (j) Investments in Persons in which the Company and its Subsidiaries hold a minority equity interest in an amount not to exceed $10,000,000 in the aggregate in any fiscal year, so long as (i) the Investment is made by the Company or such Subsidiary in the ordinary course of business and (ii) no Default or Event of Default has occurred and is continuing or would occur after giving effect thereto (determined in respect of Sections 8.16, 8.17, 8.18 and 8.19
                                            -------------  ----  ----     ----
          on a pro forma basis as of the last day of the previous fiscal quarter); and

               (k) extensions of credit by the Company to enhansiv holdings, inc. in an aggregate outstanding principal amount not to exceed $7,000,000 at any time.

          (h) Section 8.05 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          8.05 Limitation on Indebtedness. The Company shall not, and shall not
               --------------------------
     suffer or permit any Subsidiary to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

               (a) Indebtedness incurred pursuant to this Agreement;

               (b) Indebtedness consisting of Contingent Obligations permitted pursuant to Section 8.08;
                      ------------

               (c) Indebtedness existing on the Restatement Date and set forth in Schedule 8.05;
             -------------

               (d) Indebtedness incurred in connection with leases permitted pursuant to Section 8.10;
                      ------------

               (e) Indebtedness consisting of Synthetic Lease Obligations incurred by Services pursuant to a transaction reasonably satisfactory to the Required Lenders in an amount not to exceed $50,000,000 at any time;

               (f) Indebtedness in a maximum principal amount not to exceed $75,000,000 incurred pursuant to a private placement transaction which is reasonably satisfactory to the Required Lenders; and

               (g) other Indebtedness in an aggregate amount not to exceed $10,000,000 at any time outstanding.

          (i) Section 8.08 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          8.08 Contingent Obligations. The Company shall not, and shall not
               ----------------------
     suffer or permit any Subsidiary to, create, incur, assume or suffer to exist any Contingent Obligations except:

               (a) endorsements for collection or deposit in the ordinary course of business;

               (b) Permitted Swap Obligations;

               (c) Contingent Obligations of the Company and its Subsidiaries existing as of the Restatement Date and listed in Schedule 8.08;
                                                            -------------

               (d) Contingent Obligations with respect to a guaranty by the Company of the Synthetic Lease Obligations incurred pursuant to subsection 8.05(f);
          ------------------

               (e) Contingent Obligations with respect to lease obligations permitted under Section 8.10;
                          ------------

               (f) Contingent Obligations with respect to Surety Instruments incurred in the ordinary course of business and not exceeding at any time $1,000,000 in the aggregate in respect of the Company and its Subsidiaries together; and

               (g) Contingent Obligations of the Company in connection with its annual revenue commitment for enhansiv holdings, inc. services during calendar years 2001, 2002, 2003 and 2004, in an amount not to exceed $1,000,000 during any such year.

          (j) Section 8.11(b)(iii) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          (iii) declare or pay cash dividends to its stockholders and purchase, redeem or otherwise acquire shares of its capital stock or warrants, rights or options to acquire any such shares for cash in an amount not exceeding $25,000,000 in calendar year 2001 and $15,000,000 in each calendar year thereafter; provided, that, immediately after giving effect to such
                 --------
     proposed action, no Default or Event of Default would exist, and provided that the Dry Creek Property has been sold and a private placement transaction in the amount of $75,000,000 satisfying the requirements of in
     Section 8.05(f) has been completed.
     --------------

          (k) Section 8.19 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          8.19 Maximum Combination of Cash Capital Expenditures and Permitted
               --------------------------------------------------------------
     Acquisitions. The Company shall not permit the total amount of the sum of
     ------------
     (a) Capital Expenditures plus (b) expenditures incurred to effect Permitted
                              ----

     Acquisitions, in each case made or committed to be made by the Company and its Subsidiaries and paid for with consideration consisting of cash and other property, to exceed $100,000,000 in any calendar year; provided, that
                                                                  --------
     to the extent such sum in any calendar year is less than $100,000,000, the $100,000,000 limit for the following calendar year shall be increased by the amount of such shortfall; provided, further, the Company shall first
                                   --------  -------
     use the initial amount permitted for the current year (without regard to the amount carried over from the previous calendar year, if any) and then the amount carried over from the previous calendar year to meet the requirements of this Section 8.19 and any carried over amount not so
                          ------------
     utilized shall expire; provided, further, that the Company may utilize in
                            --------  -------
     calendar year 2000 an additional amount equal to $7,032,000 carried forward from calendar year 1999 in accordance with the Prior Credit Agreement; and provided, further, that the Company may exclude from Capital Expenditures
     --------  -------
     in calendar year 2001 the net proceeds received from the sale of the Dry Creek Property in an amount not to exceed $26,650,000.

          (l) Article 8 of the Credit Agreement shall be amended by adding the following new Section 8.23 thereto:
                   ------------

          8.23 Consolidated Net Worth. The Company shall not, as of the last day
               ----------------------
     of any fiscal quarter, permit Consolidated Net Worth to be less than the sum of (a) $290,000,000 plus (b) an amount equal to 50% of the Net Income earned in each fiscal quarter ending after December 31, 2000 (with no deduction for a net loss in any such fiscal quarter).

     3. Waivers.
        -------

          (a) The Administrative Agent and the undersigned Lenders hereby waive any breach of Section 8.02 of the Credit Agreement arising solely from the disposition by Contact Center Holdings, S.L. of accounts receivable made pursuant to its SP1,587,545,036.32 factoring line with Banco Bilbao Vizcaya Factoring prior to the Effective Date.

          (b) The Administrative Agent and the undersigned Lenders hereby waive any breach of Section 8.02 of the Credit Agreement arising solely from the sale of all of the common stock of enhansiv holdings, inc.

          (c) The Administrative Agent and the undersigned Lenders hereby waive any breach of Section 8.04 of the Credit Agreement arising solely from extensions of credit by the Company to enhansiv holdings, inc. prior to the Effective Date.

          (d) The Administrative Agent and the undersigned Lenders hereby waive any breach of Section 8.08 of the Credit Agreement arising solely from the Company's annual revenue commitment for enhansiv holdings, inc. services prior to the Effective Date.

          (e) The Administrative Agent and the undersigned Lenders hereby waive any breach of Section 8.18 of the Credit Agreement for the fiscal quarter ended March 31, 2001.

     4. Conditions to Effectiveness of this Amendment. This Amendment shall
        ---------------------------------------------
become effective upon the satisfaction of the following conditions (the "Effective Date"):
 --------------

          (a) Executed Amendment. Receipt by the Administrative Agent of duly
              ------------------
     executed counterparts of this Amendment from the Company, the Guarantors and all of the Lenders;

          (b) Resolutions; Incumbency.
              -----------------------

               (i) Copies of the resolutions of the board of directors of the Company authorizing the transactions contemplated hereby, certified as of the Effective Date by the Secretary or Assistant Secretary of such Person; and

               (ii) A certificate of the Secretary or Assistant Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to execute, deliver and perform, as applicable, this Amendment;

          (c) Organization Documents; Good Standing. Each of the following
              -------------------------------------
     documents:

               (i) the articles or certificate of incorporation and the bylaws of the Company as in effect on the Effective Date, certified by the Secretary or Assistant Secretary of the Company as of the Effective Date; and

               (ii) a good standing certificate for the Company from the Secretary of State (or similar, other Governmental Authority) of its state of incorporation and each state where the Company is qualified to do business as a foreign corporation as of a recent date.

          (d) Closing Certificate. A certificate, signed by a Responsible
              -------------------
     Officer, dated as of the Effective Date, stating that:

               (i) the representations and warranties contained in Article VI of the Credit Agreement are true and correct on and as of such date, as though made on and as of such date;

               (ii) no Default or Event of Default exists or would result from the transactions contemplated by the Amendment; and

               (iii) there has occurred since December 31, 2000 no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect.

          (e) Amendment Fee. Receipt by the Administrative Agent of the
              -------------
     amendment fee set forth in Section 6(a).
                                -----------


          (f) Miscellaneous. Receipt by the Administrative Agent of such other
              -------------
     documents, certificates, instruments or opinions as may reasonably be requested by it.

     5. Certain Representations and Warranties by the Company. In order to
        -----------------------------------------------------
induce the Lenders and the Administrative Agent to enter into this Amendment, the Company represents and warrants to the Lenders and the Administrative Agent that:

          (a) Authority. The Company has the right, power and capacity and has
              ---------
     been duly authorized and empowered by all requisite corporate and shareholder action to enter into, execute, deliver and perform this Amendment and the Credit Agreement as amended hereby.

          (b) Validity. This Amendment and the Credit Agreement as amended
              --------
     hereby have each been duly and validly executed and delivered by the Company and constitutes its legal, valid and binding obligations, enforceable against the Company in accordance with its respective terms, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law or otherwise).

          (c) No Conflicts. The Company's execution, delivery and performance of
              ------------
     this Amendment and the Credit Agreement as amended hereby does not and will not violate its Certificates or Articles of Incorporation or Bylaws, any law, rule, regulation, order, writ, judgment, decree or award applicable to the Company or any contractual provision to which the Company is party or to which the Company or any of its Subsidiaries are subject.

          (d) Approvals. No authorization or approval or other action by, and no
              ---------
     notice to or filing or registration with, any Governmental Authority or regulatory body (other than those which have been obtained and are in force and effect) is required in connection with the Company's execution, delivery and performance of this Amendment and the Credit Agreement as amended hereby.

          (e) Incorporated Representations and Warranties. All representations
              -------------------------------------------
     and warranties contained in the Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof and the effective date hereof, except as to any representations or warranties which expressly relate to an earlier date, in which event, such representations and warranties are true as of such date.

          (f) No Defaults. No Default or Event of Default exists as of the date
              -----------
     hereof or will exist after giving effect to this Amendment.

     6. Miscellaneous. The parties hereto hereby further agree as follows:
        -------------

          (a) Fees. The Company shall pay to the Administrative Agent, for the
              ----
     benefit of the Lenders party hereto, an amendment fee in an amount equal to twenty basis points on each Lender's commitment, provided that such Lender is a party hereto.

          (b) Further Assurances. Each of the parties hereto hereby agrees to do
              ------------------
     such further acts and things and to execute, deliver and acknowledge such additional agreements, powers and instruments as any other party hereto may reasonably require to carry into effect the purposes of this Amendment and the Credit Agreement as amended hereby.

          (c) Counterparts. This Amendment may be executed in one or more
              ------------
     counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Amendment to produce more than one such counterpart.

          (d) Headings. Headings used in this Amendment are for convenience of
              --------
     reference only and shall not affect the construction of this Amendment.

          (e) Integration. This Amendment and the Loan Documents constitute the
              -----------
     entire agreement among the parties hereto with respect to the subject matter hereof and thereof.

          (f) Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT
              -------------
     MADE UNDER THE LAWS OF THE STATE OF ILLINOIS, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

          (g) Binding Effect. This Amendment shall be binding upon and inure to
              --------------
     the benefit of and be enforceable by the parties hereto and their respective successors and assigns; provided, however, that the Company may
                                        --------  -------
     not assign or transfer its rights, interests or obligations hereunder without the prior written consent of the Administrative Agent and all of the Lenders. Except as expressly set forth to the contrary herein, this Amendment shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Amendment and their respective successors and permitted assigns.

          (h) Amendment; Waiver; Reaffirmation of Loan Documents. The parties
              --------------------------------------------------
     hereto agree and acknowledge that nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and reaffirmed in all respects. No delay on the part of any Lender or the Administrative Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the other Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 11.01 of the Credit Agreement.

          (i) Reference to and Effect on the Credit Agreement and the other Loan
              ------------------------------------------------------------------
     Documents. Upon the effectiveness hereof, each reference in the Credit
     ---------
     Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the "Credit Agreement," "thereunder," "thereof," or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. The Credit Agreement shall be deemed to be amended wherever and as necessary to reflect the foregoing amendments.

                            [signature page follows]

          IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

                                        TELETECH HOLDINGS, INC.


                                        By:
                                             -----------------------------------
                                        Title:
                                               ---------------------------------


                                        BANK OF AMERICA, N.A., as Administrative
                                        Agent


                                        By:
                                             -----------------------------------
                                        Title:
                                               ---------------------------------


                                        BANK OF AMERICA N.A., as a Lender


                                        By:
                                             -----------------------------------
                                        Title:
                                               ---------------------------------


                                        FIRST UNION NATIONAL BANK, as a Lender


                                        By:
                                             -----------------------------------
                                        Title:
                                               ---------------------------------


                                        U.S. BANK NATIONAL ASSOCIATION, as a
                                        Lender


                                        By:
                                             -----------------------------------
                                        Title:
                                               ---------------------------------


                                        WELLS FARGO BANK, as a Lender


                                        By:
                                             -----------------------------------
                                        Title:
                                               ---------------------------------

                              [TO SECOND AMENDMENT]

                                        THE NORTHERN TRUST COMPANY, as a Lender


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

                              [TO SECOND AMENDMENT]

                           GUARANTORS' ACKNOWLEDGMENT

     Each of the undersigned hereby (a) consents to and approves the execution and delivery of the foregoing Amendment by the Company, the Administrative Agent and the Lenders, (b) agrees that this Amendment does not nor shall it limit or diminish in any manner its obligations under the Subsidiary Guaranty or under any of the other Loan Documents to which it is a party, (c) agrees that the foregoing Amendment shall not be construed as requiring its consent in any other circumstance, (d) reaffirms its obligations under the Subsidiary Guaranty and all of the other Loan Documents to which it is a party, and (e) agrees that the Subsidiary Guaranty and such other Loan Documents remain in full force and effect and are each hereby ratified and confirmed.

             T-TEC Labs, Inc.
             Digital Creators, Inc.
             TeleTech Customer Care Management (California), Inc.
             TeleTech Customer Care Management (Colorado), Inc.
             TeleTech Services Corporation
             TeleTech Financial Services Management, Inc.
             TeleTech Facilities Management (Postal Customer Support), Inc. TeleTech Facilities Management (Parcel Customer Support), Inc. TeleTech Customer Care Management (West Virginia), Inc. TeleTech Customer Care Management (New York), Inc.
             TeleTech Customer Care Management (Pennsylvania), Inc. TeleTech Customer Care Management (Telecommunications), Inc. TeleTech Financial Services Management (WV), Inc.
             TeleTech Customer Care Management (GS), Inc.
             TTEC Nevada, Inc.
             TeleTech Customer Services, Inc.
             TeleTech South America Holdings, Inc.
             TeleTech Health Services Management, Inc.
             TeleTech Customer Care Management, Inc.
             TeleTech Customer Care Solutions (Japan), Inc.
             TeleTech Customer Care Management (General), Inc.
             TeleTech Customer Care Management (South America), Inc. TeleTech Customer Care Management (Texas), Inc.


             By:
                ----------------------------------------------------------------
                Chris Batson, Treasurer of each of the corporations listed above